                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 27, 1998


                         WESTERFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                         0-22772                        81-0487794
--------------------------------------------------------------------------------
(State or other              (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                                59802
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:              (406) 721-5254
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

                           On July 27, 1998 the Registrant issued the press
                  releases attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press releases, dated July 27, 1998

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WesterFed Financial Corporation



Date: August 6, 1998                      By: /s/Lyle R. Grimes
      ---------------                         ---------------------------------

                                              Lyle R. Grimes
                                              President/Chief Executive Officer

                                Index to Exhibits




                                                               Sequentially
                                                               Numbered Page
                                                              Where Attached
Exhibit                                                          Exhibits
 Number                                                         are located
 ------                                                        ------------
  99.6             Press Releases dated July 27, 1998                5

                    WESTERFED FINANCIAL CORPORATION ANNOUNCES
                                 ANNUAL EARNINGS
                          INCREASED QUARTERLY DIVIDEND
                            SPECIAL 10% CASH DIVIDEND



         Missoula, Montana - July 27, 1998 - WesterFed Financial Corporation (the "Company") (NASDAQ - WSTR), the holding company for Western Security Bank (the "Bank"), announced earnings for the fourth quarter ended June 30, 1998 of $2.0 million, or $0.35 per share, as compared to $2.1 million, or $0.38 per share for the same period last year. Earnings for the year ended June 30, 1998 were $7.3 million, or $1.29 per share as compared to $4.5 million, or $0.96 per share, for the same period last year. The earnings for the year ended June 30, 1998 include non-recurring expenses in excess of $1.0 million, or $0.11 per share, for professional fees and other expenses related to the consolidation of the Western Security and Security Bank operations and a data center conversion. The earnings for the year ended June 30, 1997 included a one time after-tax charge to earnings of $1.4 million, or $0.30 per share, for a special assessment to recapitalize the Federal Deposit Insurance Corporation ("FDIC") Savings Association Insurance Fund ("SAIF"). All per share amounts are diluted earnings per share as calculated under SFAS No. 128.

         The Company also announced it will pay a regular cash dividend of $0.13 per share for the quarter ended June 30, 1998 plus a special cash dividend of $0.05 reflecting a 10.0% addition to the $0.49 per share declared during the fiscal year just ended. The total of $0.18 per share will be payable on August 24, 1998 to stockholders of record on August 10, 1998. The regular quarterly cash dividend of $0.13 represents an increase of 4.0% over the prior quarter's regular cash dividend of $0.125 per share. The Company has increased regular cash dividends every quarter since becoming a public company.

         President/Chief Executive Officer Lyle R. Grimes stated, "The Company is pleased to be able to pay a special dividend to shareholders in light of the pressure the Company has had on earnings related to the substantial costs incurred in completing the conversion of its wholly owned subsidiary, Western Security Bank of Montana and Security Bank Division on to a single, commercial bank oriented, data processing system that allows the Bank to continue its emphasis on adding commercial banking to its traditional thrift business. Major elements of the new system's software and hardware are certified Year 2000 compliant by the vendor and manufacturer, thus aiding the Bank in achieving its goal of Year 2000 readiness. The single data system allows our customers to access their accounts at any of our 34 branches. As a result, in February, the Bank changed its name at all locations to 'Western Security Bank.' The pressure on the Company's earnings and staff to accomplish these tasks has been significant during the past year. We look forward to putting all of these efforts and preparation to work increasing our share of the commercial banking business by providing additional commercial banking services to the people and businesses of Montana as well as continuing our long tradition of residential and consumer lending.

         In Billings the Rimrock Mall office was closed and a new office was opened at 2675 King Avenue West. Relocation to the new office gave the Rimrock Mall customers added banking services and four drive-in lanes while providing new banking services to the rapidly growing retail area in South West Billings. In Bozeman and Lewistown, operations were consolidated after the data center conversion allowing for the sale of one building in each community. "

         Grimes further stated, "In addition to accomplishing the data center conversion the Company achieved additional milestones when assets exceeded $1.0 billion, loan originations reached a record $366.7 million, and deposits grew to $636.4 million. The Company continues to attain growth in the net loans receivable portfolio which increased to $657.3 million at June 30, 1998 from $630.3 million at June 30, 1997. The Company's goal of increasing the commercial and consumer loan portfolios is being achieved. The percentage of gross consumer loans, commercial and agricultural loans and construction and residential real estate loans to total gross loans has changed to 23.5%, 19.5% and 57.0% respectively at June 30, 1998 from 20.6%, 16.2% and 63.2% respectively at June 30, 1997. "

          Total assets increased to $1.0 billion at June 30, 1998 as compared to $955.6 million at June 30, 1997. Total deposits increased to $636.4 million at June 30, 1998 as compared to $630.9 million at June 30, 1997 and total stockholders' equity increased to $109.7 million at June 30, 1998, or 10.7% of assets from $104.3 million at June 30, 1997.

         Net income decreased to $2.0 million for the quarter ended June 30, 1998 from $2.1 million for the same period last year. Net interest income before provision for loan losses for the quarter ended June 30, 1998 increased $274,000 to $8.1 million as compared to $7.8 million over the same period last year. Total non-interest income increased $373,000 to $2.3 million during the quarter ended June 30, 1998 from $1.9 million during the same period last year. Non-interest expenses increased $130,000 to $6.9 million for the quarter ended June 30, 1998 from $6.8 million for the same period last year.

         Net income increased $2.8 million to $7.3 million for the fiscal year ended June 30, 1998 from $4.5 million for the same period last year. Included in the net income for the fiscal year ended June 30, 1997 was a one time after-tax special assessment of $1.4 million to recapitalize the SAIF. Net interest income before provision for loan losses for the fiscal year ended June 30, 1998 increased $9.3 million to $32.2 million, from $22.9 million for the same period last year. Total non-interest income increased $3.7 million to $8.4 million during the fiscal year ended June 30, 1998 from $4.7 million during the same period last year. Non-interest expenses increased $7.2 million to $27.8 million for the fiscal year ended June 30, 1998 from $20.6 million for the same period last year. The increases in income and expenses were primarily the result of the acquisition of Security Bancorp effective March 1, 1997. Non-performing assets totaled $5.0 million at June 30, 1998, as compared to $2.4 million at June 30, 1997 and $6.6 million at March 31, 1998. The $2.6 million increase from June 30, 1997 to June 30, 1998 was due primarily to an increase in non-performing residential, construction, consumer and foreclosed assets of $1.5 million, $362,000, $500,000 and $339,000 respectively. Non-performing assets as a percentage of total assets increased to 0.49% at June 30, 1998 from 0.25% at June 30, 1997 and decreased from 0.64% at March 31, 1998. The national composite for thrifts was 0.94% at March 31, 1998, which is the latest available information as reported by the Office of Thrift Supervision.

         WesterFed Financial Corporation's only subsidiary, Western Security Bank, which is Montana's largest savings bank, operates thirty-four offices in twenty Montana communities.

CONTACT:             Dale W. Brevik, Senior Vice President/Marketing
                     James A. Salisbury, Treasurer/Chief Financial Officer
                     (406) 721-5254

CONSOLIDATED BALANCE SHEETS
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except share and per share data)


                                                                  June 30,               June 30,
                               ASSETS                               1998                   1997
                                                               -----------            -----------
Cash and due from banks                                        $    19,440            $    16,999
Interest-bearing due from banks                                      9,628                    160
 Cash and cash equivalents                                          29,068                 17,159
                                                               -----------            -----------
Interest-bearing deposits                                              100                  2,000
Investment securities available-for-sale                           108,511                 51,683
Investment securities, at amortized cost
 (estimated market value of $16,974 at
 June 30, 1998 and $27,728 at June 30, 1997)                        16,847                 27,466
Stock in Federal Home Loan Bank, at cost                            13,560                 11,456
Mortgage-backed securities available-for-sale                       24,135                 31,388
Mortgage-backed securities, at amortized
 cost (estimated market value of $104,962 at
 June 30, 1998 and $119,193 at June 30, 1997)                      102,298                117,781
Loans available-for-sale                                             6,922                  3,700
Loans receivable, net                                              650,371                626,577
Accrued interest receivable                                          7,778                  6,957
Premises and equipment, net                                         30,089                 29,291
Core deposit intangible                                              4,518                  5,276
Goodwill                                                            15,762                 15,562
Cash surrender value of life insurance
 policies                                                            6,705                  6,120
Other assets                                                         5,472                  3,223
                                                               -----------            -----------
       Total assets                                            $ 1,022,136            $   955,639
                                                               ===========            ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Deposits                                                      $   636,441            $   630,869
 Repurchase agreements                                               6,233                  7,786
 Borrowed funds                                                    248,953                191,450
 Advances from borrowers for taxes
    and insurance                                                    4,052                  3,753
 Income taxes - current and deferred                                 2,289                  3,504
 Accrued interest payable                                            4,480                  3,593
 Accrued expenses and other liabilities                              9,988                 10,425
                                                               -----------            -----------
       Total liabilities                                           912,436                851,380
                                                               -----------            -----------
Stockholders' Equity:
 Preferred stock, $.01 par value:
    5,000,000 shares authorized-
    none outstanding                                                    --                     --
 Common stock, $.01 par value:
    10,000,000 shares authorized-
    5,585,303 shares issued at June 30,
    1998 and 5,564,904 shares issued
    at June 30, 1997                                                    56                     56
 Paid-in capital                                                    68,860                 67,941
 Common stock acquired by ESOP/RRP                                  (2,457)                (2,936)
 Treasury stock, at cost                                            (3,461)                (3,081)
 Net unrealized gain (loss) on securities available-for-sale            23                    (35)
 Retained earnings                                                  46,679                 42,314
                                                               -----------            -----------
      Total stockholders' equity                                   109,700                104,259
                                                               -----------            -----------
      Total liabilities and stockholders' equity               $ 1,022,136            $   955,639
                                                               ===========            ===========
      Book value per share                                     $     19.64            $     18.74
                                                               ===========            ===========
      Tangible book value per share                            $     16.01            $     14.99
                                                               ===========            ===========

CONSOLIDATED STATEMENTS OF INCOME
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES

                                                                    Three Months Ended                    Twelve Months Ended
                                                                          June 30,                               June 30,
                                                                   1998             1997                 1998              1997
                                                             -------------      ------------        -------------      ------------
Interest income:
  Loans receivable                                           $  14,072,804      $ 13,091,259         $ 56,261,539      $ 37,922,995
  Mortgage-backed securities available-for-sale                    453,320           699,364            2,048,590         2,843,793
  Mortgage-backed securities                                     1,795,477         1,994,331            7,626,812         5,340,742
  Investment securities available-for-sale                       1,722,612         1,044,245            5,842,950         3,185,425
  Investment securities                                            286,026           351,614            1,737,452           699,577
  Interest-bearing deposits                                        154,992           198,818              674,887         1,045,252
  Other                                                             80,100            74,931              331,953           222,641
                                                             -------------      ------------        -------------      ------------

   Total interest income                                        18,565,331        17,454,562           74,524,183        51,260,425
                                                             -------------      ------------        -------------      ------------
Interest expense:
  NOW and money market demand                                      840,887           791,938            3,321,747         2,028,730
  Savings                                                          645,951           730,656            2,657,986         2,222,479
  Certificates of deposit                                        5,476,460         5,251,288           21,824,152        14,986,206
  Advances from FHLB - Seattle and other borrowed funds          3,497,152         2,848,626           14,483,121         9,169,234
                                                             -------------      ------------        -------------      ------------

   Total interest expense                                       10,460,450         9,622,508           42,237,006        28,406,649
                                                             -------------      ------------        -------------      ------------

   Net interest income                                           8,104,881         7,832,054           32,237,177        22,853,776
Provision for loan losses                                          210,000           297,000              840,000           400,000
                                                             -------------      ------------        -------------      ------------

   Net interest income after provision for loan losses           7,894,881         7,535,054           31,397,177        22,453,776
                                                             -------------      ------------        -------------      ------------
Non-interest income:
  Loan origination fees                                            664,982           322,662            2,267,918           667,374
  Service fees                                                   1,104,591         1,143,319            4,485,927         3,034,360
  Net gain on sale of loans and securities available-for-sale      352,103           278,346            1,053,376           678,389
  Other                                                            178,420           184,017              574,553           306,487
                                                             -------------      ------------        -------------      ------------

   Total non-interest income                                     2,300,096         1,928,344            8,381,774         4,686,610
                                                             -------------      ------------        -------------      ------------
Non-interest expenses:
  Compensation and employee benefits                             3,164,224         3,393,596           13,149,344         9,344,139
  Net occupancy expense of premises                                548,439           539,621            2,153,277         1,373,762
  Equipment and furnishings expense                                597,568           387,615            1,846,016         1,009,359
  Data processing expense                                          426,414           388,183            1,644,043           962,335
  Federal insurance premium                                         89,691            91,715              357,818           516,611
  SAIF special assessment                                                -                 -                    -         2,297,321
  Intangibles amortization                                         373,149           409,000            1,390,690           532,000
  Marketing and advertising                                        162,300           210,141              788,759           571,439
  Other                                                          1,547,905         1,362,429            6,428,770         3,963,515
                                                             -------------      ------------        -------------      ------------

   Total non-interest expense                                    6,909,690         6,782,300           27,758,717        20,570,481
                                                             -------------      ------------        -------------      ------------

   Income before income taxes                                    3,285,287         2,681,098           12,020,234         6,569,905

Income taxes                                                     1,292,275           541,782            4,760,515         2,062,845
                                                             -------------      ------------        -------------      ------------

   Net income (1)                                            $   1,993,012      $  2,139,316         $  7,259,719      $  4,507,060
                                                             =============      ============        =============      ============
Net income per share:
  Basic                                                      $        0.37      $       0.41         $       1.37      $       1.01
                                                             =============      ============        =============      ============
  Diluted                                                    $        0.35      $       0.38         $       1.29      $       0.96
                                                             =============      ============        =============      ============

Dividends per share                                          $       0.180      $      0.151         $      0.540      $      0.451
                                                             =============      ============        =============      ============

Dividend payout ratio before SAIF assessment - diluted               51.09%            39.67%               41.83%            47.07%
                                                             =============      ============        =============      ============

Average common and common equivalent shares outstanding:
  Basic                                                          5,361,682         5,262,745            5,317,577         4,458,079
                                                             =============      ============        =============      ============
  Diluted                                                        5,656,659         5,620,888            5,624,166         4,704,239
                                                             =============      ============        =============      ============

(1) The twelve months ended June 30, 1997 includes approximately $1,414,000, or $0.30 per share diluted, special SAIF assessment net of tax at 38.5%.

CONSOLIDATED STATEMENTS OF INCOME
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except share and per share data)

                                             Three Months Ended                    Twelve Months Ended
                                                   June 30,                              June 30,
                                          1998                 1997              1998               1997
                                      -----------         -----------        -----------        -----------
Interest Income:
 Loans receivable                     $    14,073         $    13,091        $    56,261        $    37,923
 Mortgage-backed securities
  available-for-sale                          453                 699              2,049              2,844
 Mortgage-backed securities                 1,795               1,994              7,627              5,341
 Investment securities
  available-for-sale                        1,723               1,045              5,843              3,185
 Investment securities                        286                 351              1,737                699
 Interest-bearing deposits                    155                 199                675              1,045
 Other                                         80                  75                332                223
                                      -----------         -----------        -----------        -----------
  Total interest income                    18,565              17,454             74,524             51,260
                                      -----------         -----------        -----------        -----------
Interest expense:
 NOW and money market
  demand                                      841                 792              3,321              2,029
 Savings                                      646                 731              2,658              2,223
 Certificates of deposit                    5,476               5,251             21,824             14,986
 Advances from FHLB-Seattle
  and other borrowed funds                  3,497               2,849             14,483              9,169
                                      -----------         -----------        -----------        -----------
  Total interest expense                   10,460               9,623             42,286             28,407
                                      -----------         -----------        -----------        -----------
  Net interest income                       8,105               7,831             32,238             22,853
 Provision for loan losses                    210                 297                840                400
                                      -----------         -----------        -----------        -----------
  Net interest income
   after provision for
   loan losses                              7,895               7,534             31,398             22,453
                                      -----------         -----------        -----------        -----------
Non-interest income:
 Loan origination fees                        665                 323              2,268                667
 Service fees                               1,105               1,142              4,486              3,034
 Net gain on sale of loans
  and securities available-
  for-sale                                    352                 278              1,053                678
 Other                                        178                 184                574                306
                                      -----------         -----------        -----------        -----------
  Total non-interest
   income                                   2,300               1,927              8,381              4,685
                                      -----------         -----------        -----------        -----------
Non-interest expenses:
 Compensation and employee
  benefits                                  3,164               3,391             13,149              9,342
 Net occupancy expense
  of premises                                 548                 539              2,153              1,373
 Equipment and furnishings
  expense                                     598                 388              1,846              1,009
 Data processing expense                      427                 388              1,644                962
 Federal insurance premium                     90                  92                358                517
 SAIF special assessment                     --                  --                 --                2,297
 Intangibles amortization                     373                 409              1,391                532
 Marketing and advertising                    162                 210                789                571
 Other                                      1,548               1,363              6,429              3,965
                                      -----------         -----------        -----------        -----------
 Total non-interest expense                 6,910               6,780             27,759             20,568
                                      -----------         -----------        -----------        -----------
 Income before income taxes                 3,285               2,681             12,020              6,570

Income taxes                                1,292                 542              4,760              2,063
                                      -----------         -----------        -----------        -----------
 Net income (1)                       $     1,993         $     2,139        $     7,260        $     4,507
                                      ===========         ===========        ===========        ===========
Net income per share
 Basic                                $      0.37         $      0.41        $      1.37        $      1.01
                                      ===========         ===========        ===========        ===========
 Diluted                              $      0.35         $      0.38        $      1.29        $      0.96
                                      ===========         ===========        ===========        ===========
Dividends per share                   $     0.180         $     0.151        $     0.540        $     0.451
                                      ===========         ===========        ===========        ===========
Dividend payout ratio before
 SAIF assessment - diluted                  51.09%              39.68%             41.83%             47.07%
                                      ===========         ===========        ===========        ===========
Average common and common
 equivalent shares outstanding:
 Basic                                  5,361,682           5,262,745          5,317,577          4,458,079
                                      ===========         ===========        ===========        ===========
 Diluted                                5,656,629           5,620,888          5,624,166          4,704,239
                                      ===========         ===========        ===========        ===========

(1) The twelve months ended June 30, 1997 includes approximately
    $1,414, or $0.30 per share diluted, special SAIF assessment net of tax at 38.5%.

Selected Financial Ratios and Other Data:

                                                                              Three Months Ended             Twelve Months Ended
                                                                                    June 30,                       June 30,
                                                                               -----------------             -------------------
                                                                               1998         1997             1998           1997
                                                                               ----         ----             ----           ----
Performance Ratios:
  Return on assets (ratio of net income to average total assets)  (1)          0.79%        0.90%             0.72%         0.65%
  Return on assets before SAIF special assessment (1)                          0.79         0.90              0.72          0.86
  Return on equity (ratio of net income to average equity) (1)                 7.28         8.23              6.73          5.15
  Return on equity before SAIF special assessment (1)                          7.28         8.23              6.73          6.68

  Interest rate spread information:
     Average during period                                                     3.22         3.32              3.19          3.06
     End of period                                                             2.99         3.38              2.99          3.38
  Net interest margin(1)(2)                                                    3.48         3.60              3.46          3.53
  Ratio of non-interest expense to avg. total assets (1)                       2.72         2.86              2.67          2.98
  Ratio of non-interest expense without SAIF special assessment
   to average assets (1)                                                       2.72         2.86              2.67          2.64

Asset Quality Ratios:
  Non-performing assets to total assets, at end of period                      0.49         0.25              0.49          0.25
  Total allowance for loan losses to total non-performing
   assets (3)                                                                 97.44       191.01             97.44        191.01

Capital Ratios:
  Stockholders' equity to total assets, at end of period                      10.73        10.91             10.73         10.91
  Tangible stockholders' equity to tangible assets, at end of period           8.93         8.92              8.93          8.92
  Ratio of average interest-earning assets to average
   interest-bearing liabilities                                              105.66       106.34            105.74        110.56

--------------------------------------------------------------------------------------------------------------------------------

(1) Annualized
(2) Net interest income divided by average interest-earning assets
(3) Includes non-performing and foreclosed assets

                           Non-Performing Assets

                                                                        June 30,                      June 30,
                                                                          1998                          1997
-------------------------------------------------------------------------------------------------------------
                                                                                     (In Thousands)
Non-accruing loans:
Real Estate:
     One-to-four family                                                  $1,967                          $842
     Multi-family                                                            89                             -
     Nonresidential property (except land)                                   35                             -
     Construction                                                           362                             -
Agriculture                                                                   -                             -
Commercial - non real estate                                                 32                           102
Consumer                                                                  1,504                           573
-------------------------------------------------------------------------------------------------------------
     Total                                                                3,989                         1,517
-------------------------------------------------------------------------------------------------------------

Accruing loans delinquent
     90 days or more:
Real Estate:
     One-to-four family                                                     442                           231
     Multi-family                                                             -                             -
     Nonresidential property (except land)                                    -                             -
     Construction                                                             -                             -
Agriculture                                                                   -                             -
Commercial - non real estate                                                 10                             -
Consumer                                                                    174                           605
-------------------------------------------------------------------------------------------------------------
     Total                                                                  626                           836
-------------------------------------------------------------------------------------------------------------

Foreclosed assets:
Real Estate:
     One-to-four family                                                     279                             -
     Multi-family                                                             -                             -
     Commercial                                                               -                             -
     Land                                                                    28                             -
     Construction                                                             -                             -
Consumer                                                                    114                            82
-------------------------------------------------------------------------------------------------------------
     Total                                                                  421                            82
-------------------------------------------------------------------------------------------------------------

Total non-performing assets                                              $5,036                        $2,435
=============================================================================================================

                            Allowance for Loan Losses

                                                                      For the Three Month               For the Twelve Month
                                                                         Period Ended                       Period Ended
                                                                            June 30,                          June 30,
                                                                   ------------------------          ------------------------
                                                                     1998             1997             1998             1997
                                                                   -------          -------          -------          -------
                                                                                            (in Thousands)
Balance at beginning of period ............................        $ 5,044          $ 4,496          $ 4,651          $ 2,005
                                                                   -------          -------          -------          -------
Charge-Offs:
Real Estate:
       One- to four-family ................................             --               --               --               --
       Commerical .........................................             --               --               --               --
Other:
       Commerical .........................................            (26)             (27)             (26)             (43)
       Consumer ...........................................           (347)            (125)            (611)            (210)
                                                                   -------          -------          -------          -------
Total charge-offs .........................................           (373)            (152)            (637)            (253)
                                                                   -------          -------          -------          -------
Recoveries:
Other:
       Commerical .........................................             --                4                3                4
       Consumer ...........................................             26                6               50               14
                                                                   -------          -------          -------          -------
Total recoveries ..........................................             26               10               53               18
                                                                   -------          -------          -------          -------
Net charge-offs ...........................................           (347)            (142)            (584)            (235)
                                                                   -------          -------          -------          -------
Provisions charged to operations ..........................            210              297              840              400
Reserves acquired .........................................             --               --               --            2,481
                                                                   -------          -------          -------          -------
Balance at end of period ..................................        $ 4,907          $ 4,651          $ 4,907          $ 4,651
                                                                   =======          =======          =======          =======
Ratio of net charge-offs during the period to average loans
       outstanding during the period ......................           0.05%            0.02%            0.09%            0.05%
                                                                   =======          =======          =======          =======
Ratio of net charge-offs during the period to average non-
       performing assets during the period ................           5.98%            6.38%           11.92%           13.12%
                                                                   =======          =======          =======          =======
Ratio of allowance for loan losses to net loans before
       allowance ..........................................                                             0.74%            0.73%
                                                                                                     =======          =======

WESTERFED FINANCIAL CORP

                                                           --------------------------------------------------------
                                                                              JUNE 30, 1998 - QTD
                                                           --------------------------------------------------------
                                                             Average               Interest
                                                           Outstanding              Earned/                   Yield/
                                                           Balance (5)               Paid                      Rate
                                                           --------------------------------------------------------
                                                                              (Dollars in Thousands)

INTEREST EARNING ASSETS:
  Loans receivable (1) (2)                                 $ 660,324                14,073                     8.52%
  Mortgage-backed securities (2)                             129,467                 2,249                     6.95%
  Investments (2)                                            130,451                 2,008                     6.16%
  Other interest-earning assets (3)                            5,494                   155                    11.29%
  Cash surrender value of life insurance                       6,681                    80                     4.79%
                                                           --------------------------------------------------------
    Total Interest-Earning Assets                            932,417                18,565                     7.96%
                                                           ========================================================
INTEREST-BEARING LIABILITIES:
  Certificates of deposits                                   381,844                 5,476                     5.74%
  Savings accounts                                            94,552                   646                     2.73%
  Demand and now accounts                                    105,346                   284                     1.08%
  Money market accounts                                       54,334                   557                     4.10%
                                                           --------------------------------------------------------
    Total deposits                                           636,076                 6,963                     4.38%
  FHLB advances and notes payable                            245,923                 3,478                     5.66%
  Collateralized mortgage obligations                            509                    19                    14.93%
                                                           --------------------------------------------------------
    Total Interest-Bearing Liabilities                       882,508                10,460                     4.74%
                                                           ========================================================

Net interest income                                                                 $8,105
                                                                                   =======
Net interest rate spread                                                                                       3.22%
                                                                                                              =====
Net interest earning assets                                  $49,909
                                                           =========
Net interest margin (4)                                                                                        3.48%
                                                                                                              =====
Average interest-earning assets
  to average interest-bearing liabilities                                           105.66%
                                                                                   =======
                                                           --------------------------------------------------------
                                                                                   JUNE 30, 1997 - QTD
                                                           --------------------------------------------------------
                                                              Average                Interest
                                                            Outstanding               Earned/            Yield/
                                                             Balance (5)               Paid               Rate
                                                           --------------------------------------------------------
                                                                              (Dollars in Thousands)
INTEREST EARNING ASSETS:
  Loans receivable (1) (2)                                   $621,077                 13,091              8.43%
  Mortgage-backed securities (2)                              152,522                  2,693              7.06%
  Investments (2)                                              86,568                  1,396              6.45%
  Other interest-earning assets (3)                             3,841                    199             20.72%
  Cash surrender value of life insurance                        6,094                     75              4.92%
                                                           --------------------------------------------------------
    Total Interest-Earning Assets                             870,102                 17,454              8.02%
                                                           ========================================================
INTEREST-BEARING LIABILITIES:
  Certificates of deposits                                    375,131                  5,251              5.60%
  Savings accounts                                            103,417                    731              2.83%
  Demand and now accounts                                     101,899                    326              1.28%
  Money market accounts                                        48,672                    466              3.83%
                                                           --------------------------------------------------------
    Total deposits                                            629,119                  6,774              4.31%
  FHLB advances and notes payable                             188,236                  2,814              5.98%
  Collateralized mortgage obligations                             843                     35             16.61%
                                                           --------------------------------------------------------
    Total Interest-Bearing Liabilities                        818,198                  9,623              4.70%
                                                           ========================================================

Net interest income                                                                   $7,831
                                                                                     =======
Net interest rate spread                                                                                  3.32%
                                                                                                         ======
Net interest earning assets                                   $51,904
                                                             ========
Net interest margin (4)                                                                                   3.60%
                                                                                                         ======
Average interest-earning assets
  to average interest-bearing liabilities                                             106.34%
                                                                                      ======

                                                                              JUNE 30, 1998 - YTD
                                                           --------------------------------------------------------
                                                              Average                 Interest
                                                            Outstanding                Earned/              Yield/
                                                             Balance (5)                Paid                 Rate
                                                           --------------------------------------------------------
                                                                              (Dollars in Thousands)
INTEREST EARNING ASSETS:
  Loans receivable (1) (2)                                    662,536                  56,261                8.49%
  Mortgage-backed securities (2)                              140,994                   9,675                6.86%
  Investments (2)                                             113,412                   7,581                6.68%
  Other interest-earning assets (3)                             8,702                     675                7.76%
  Cash surrender value of life insurance                        6,540                     332                5.08%
                                                           --------------------------------------------------------
    Total Interest-Earning Assets                             932,183                  74,524                7.99%
                                                           ========================================================
INTEREST-BEARING LIABILITIES:
  Certificates of deposits                                    380,726                  21,824                5.73%
  Savings accounts                                             96,966                   2,658                2.74%
  Demand and now accounts                                     106,392                   1,209                1.14%
  Money market accounts                                        52,496                   2,112                4.02%
                                                           --------------------------------------------------------
    Total deposits                                            636,581                  27,803                4.37%
  FHLB advances and notes payable                             244,339                  14,364                5.88%
  Collateralized mortgage obligations                             625                     119               19.04%
                                                           --------------------------------------------------------
    Total Interest-Bearing Liabilities                        881,545                  42,286                4.80%
                                                           ========================================================

Net interest income                                                                   $32,238
                                                                                      =======
Net interest rate spread                                                                                     3.19%
                                                                                                             =====
Net interest earning assets                                   $50,638
                                                              =======

Net interest margin (4)                                                                                      3.46%
                                                                                                             =====
Average interest-earning assets
  to average interest-bearing liabilities                                              105.74%
                                                                                       =======

                                                           --------------------------------------------------------
                                                                                   JUNE 30, 1997 - YTD
                                                           --------------------------------------------------------
                                                              Average                Interest
                                                            Outstanding               Earned/             Yield/
                                                            Balance (5)                Paid                Rate
                                                           --------------------------------------------------------
                                                                              (Dollars in Thousands)
INTEREST EARNING ASSETS:
  Loans receivable (1) (2)                                   $451,771                $37,923               8.39%
  Mortgage-backed securities (2)                              116,836                  8,185               7.00%
  Investments (2)                                              61,241                  3,884               6.34%
  Other interest-earning assets (3)                            13,732                  1,045               7.61%
  Cash surrender value of life insurance                        4,187                    223               5.33%
                                                           --------------------------------------------------------
    Total Interest-Earning Assets                             647,767                 51,260               7.91%
                                                           ========================================================
INTEREST-BEARING LIABILITIES:
  Certificates of deposits                                    264,588                 14,986               5.66%
  Savings accounts                                             76,829                  2,223               2.89%
  Demand and now accounts                                      66,203                    883               1.33%
  Money market accounts                                        31,873                  1,146               3.60%
                                                           --------------------------------------------------------
    Total deposits                                            439,493                 19,238               4.38%
  FHLB advances and notes payable                             145,446                  9,011               6.20%
  Collateralized mortgage obligations                             967                    158              16.33%
                                                           --------------------------------------------------------
    Total Interest-Bearing Liabilities                        585,906                 28,407               4.85%
                                                           ========================================================

Net interest income                                                                  $22,853
                                                                                     =======
Net interest rate spread                                                                                   3.06%
                                                                                                           =====
Net interest earning assets                                   $61,861
                                                              =======

Net interest margin (4)                                                                                    3.53%
                                                                                                           =====
Average interest-earning assets
  to average interest-bearing liabilities                                             110.56%
                                                                                      =======

 (1) Calculated net of deferred loan fees, loan discounts, loans in process and loss reserves
 (2) Includes held and available for sale categories
 (3) Includes primarily short term liquid assets
 (4) Net interest income divided by average interest earning assets
 (5) Based on average monthly balances